UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005


                           EWORLDMEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

           000-14047                                       04-2392188
    (Commission File Number)                   (IRS Employer Identification No.)

610 NEWPORT CENTER DRIVE, SUITE 210                           92660
    NEWPORT BEACH, CALIFORNIA                              (Zip Code)
  (principal executive offices)


                                 (949) 718-0999
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.03.  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

     Effective May 16, 2005, Eworldmedia Holdings, Inc. (the "Registrant") implemented a one for 20,000 reverse split of its authorized, issued and outstanding shares of common stock by filing a Certificate of Change with the Secretary of State of Nevada (the "Reverse Split"). Following the Reverse Split, the number of authorized shares of the Registrant's common stock was reduced from 990,000,000 to 49,500 in accordance with the one for 20,000 Reverse Split ratio. Following the Reverse Split, the number of issued and outstanding shares of the Registrant's common stock was reduced from 672,724,571 to 33,632 in accordance with the one for 20,000 Reverse Split ratio. The number of the Registrant's authorized preferred shares remained at 200,000,000, and the par value of the Registrant's common and preferred stock remained at $0.001 per share following the Reverse Split.

     In lieu of any fractional shares to which the Registrant's stockholders may have been entitled as a result of the Reverse Split, the Registrant paid cash equal to such fraction multiplied by the average of the high and low trading prices of the Registrant's common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the Reverse Split.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     See Item 3.03 of this Current Report. The effective date of the filing of the Certificate of Change in connection with the Reverse Split was May 6, 2005, however, the reverse split did not become effective with the OTCBB system until May 16, 2005.

ITEM 9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

    4.1      Certificate of Change filed effective May 6, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2005.                       EWORLDMEDIA  HOLDINGS,  INC.


                                            By /s/ Ronald  C.  Touchard
                                              ----------------------------------
                                              Ronald  C.  Touchard,  President


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